                      EXCELSIOR INSTITUTIONAL EQUITY FUND
                      EXCELSIOR INSTITUTIONAL INCOME FUND
                 EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND
                   EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND
                    EXCELSIOR INSTITUTIONAL BOND INDEX FUND
               EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND
                     EXCELSIOR INSTITUTIONAL BALANCED FUND
                   EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND
                EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND
               EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                         EXCELSIOR INSTITUTIONAL TRUST
                               6 ST. JAMES AVENUE
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 423-0800

   For initial purchase and existing account information, call (800) 909-1989
                      (From overseas, call (617) 557-1755)
         For current prices and yield information, call (800) 861-3430
--------------------------------------------------------------------------------

     This  Prospectus  describes  ten  mutual  funds  offered  to  institutional investors by Excelsior Institutional Trust (the 'Trust'), an open-end diversified management investment company. The mutual funds, Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund (each, a 'Fund'; collectively, the 'Funds'), are separate series of the Trust.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (617) 423-0800. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK OF PRINCIPAL.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Continued

          PROSPECTUS DATED OCTOBER 1, 1995, AS AMENDED OCTOBER 6, 1995

     Each Fund has its own investment objective, as follows:

     The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the 'Equity Fund') is to provide long-term capital appreciation.

     The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the 'Income Fund') is to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity.

     The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the 'Total Return Bond Fund') is to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity.

     The investment objective of EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND (the 'Equity Index Fund') is to provide investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the 'S&P 500 Index'), an index emphasizing large capitalization equity securities.

     The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the 'Bond Index Fund') is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the
'Aggregate Bond Index'), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed securities.

     The investment objective of EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND (the 'Small Cap Fund') is to provide a high total return from a diversified portfolio of equity securities of small capitalization companies.

     The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the 'Balanced Fund') is to provide a high total return from a diversified portfolio of equity and fixed income securities.

     The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the 'Equity Growth Fund') is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends.

     The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND (the 'Value Equity Income Fund') is to provide capital appreciation and a high level of current income by investing principally in a diversified portfolio of securities selected for their potential to generate current income or long-term growth of capital.

     The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the 'International Equity Fund') is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.

     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE TRUST SEEKS TO ACHIEVE EACH FUND'S INVESTMENT OBJECTIVE BY INVESTING ALL OF THAT FUND'S INVESTABLE ASSETS IN A CORRESPONDING PORTFOLIO OR SERIES OF ST. JAMES PORTFOLIOS (THE 'PORTFOLIO SERIES'), AN OPEN-END MANAGEMENT INVESTMENT COMPANY (EACH SUCH SERIES IS REFERRED TO HEREIN AS A 'PORTFOLIO'; COLLECTIVELY, THE 'PORTFOLIOS'). EACH PORTFOLIO HAS THE SAME INVESTMENT OBJECTIVE AND POLICIES AS ITS CORRESPONDING FUND. THE FUNDS INVEST IN THE PORTFOLIOS THROUGH SIGNATURE FINANCIAL GROUP, INC.'S INVESTMENT FUND STRUCTURE KNOWN AS HUB AND SPOKE'r'. HUB AND SPOKE'r' EMPLOYS A TWO-TIER MASTER/FEEDER FUND STRUCTURE AND IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE 'SPECIAL INFORMATION CONCERNING HUB AND SPOKE'r' STRUCTURE' AT PAGE 33.

Continued

     United States Trust Company of The Pacific Northwest ('U.S. Trust Pacific') is the investment adviser for the Portfolios corresponding to the Funds listed below. U.S. Trust Pacific has delegated the daily management of the security holdings of the Portfolios for the following Funds to the investment managers named below, acting as subadvisers.

Equity Index Fund, Bond Index
  Fund and Small Cap Fund.................  United States Trust Company of New York ('U.S. Trust')
Balanced Fund.............................  Becker Capital Management, Inc.
Equity Growth Fund........................  Luther King Capital Management
Value Equity Income Fund..................  Spare, Kaplan, Bischel & Associates
International Equity Fund.................  Harding, Loevner Management, L.P.

     U.S. Trust is the investment adviser for the Portfolios corresponding to the Equity Fund, Income Fund and Total Return Bond Fund. U.S. Trust Pacific, U.S. Trust and the subadvisers are referred to collectively as the 'investment managers'.

     For more information on the investment advisers and subadvisers of the Portfolios, please refer below to the section entitled 'Management of the Trust and Portfolio Series -- Investment Managers'. Signature Financial Services, Inc. ('SFSI') is the servicing and fund accounting agent of the Funds and the Portfolios.

     Subject to shareholder approval, the Trustees of the Trust have voted to approve a restructuring with respect to the Equity Fund, Income Fund, Total Return Bond Fund, Bond Index Fund, Balanced Fund, Equity Growth Fund and International Equity Fund (the 'Restructuring Funds'). Under the restructuring, the Trust will withdraw the investment of each Restructuring Fund from its corresponding Portfolio and thereafter operate each such Fund in a single-tier mutual fund structure (temporarily, in the case of the Bond Index Fund). Thereafter, the Trust will engage an investment adviser and, if applicable, an investment subadviser to manage each Restructuring Fund's portfolio of investments. Subject to shareholder approval, the Trustees have approved investment advisory agreements between the Trust on behalf of each Restructuring Fund and the investment adviser currently providing investment advisory services to the Portfolio corresponding to such Fund. Subject to shareholder approval, the Trustees have also approved investment subadvisory agreements between the investment adviser for the Bond Index Fund, Balanced Fund, Equity Growth Fund and International Equity Fund and the investment subadviser currently providing investment subadvisory services to the Portfolios corresponding to such Funds. In the case of the Bond Index Fund, and subject to shareholder approval, the Trustees have voted to reinvest all of the investable assets of such Fund in the Bond Index Portfolio, a series of Federated Investment Portfolios. Therefore, it is contemplated that the Bond Index Fund will temporarily operate in a single-tier mutual fund structure which will be replaced almost immediately thereafter by a new Hub and Spoke'r' investment fund structure. Shareholders of the Trust will be asked to approve the restructuring at a special meeting of shareholders scheduled to be held on November 15, 1995. The restructuring is expected to take place as soon as practicable after shareholder approval is obtained, but in any event after December 1, 1995. In addition, the Trustees of the Trust have voted to terminate the Equity Index, Small Capitalization and Value Equity Income Funds. The termination of these Funds is expected to occur on or after December 1, 1995. For more information regarding the restructuring, please refer below to the section entitled 'Management of the Trust and Portfolio Series -- Proposed Restructuring'.

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Funds, and the aggregate annual operating expenses for the Funds and their corresponding Portfolios, as a percentage of average net assets of the Funds, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in each Fund.

     The table illustrates that investors in the Funds incur no shareholder transaction expenses imposed by the Trust, although in connection with purchases and redemptions of shares of the Funds, some institutional investors ('Shareholder Organizations') may charge their customers account fees for investment and other cash management services. See 'How to Purchase, Exchange and Redeem Shares' below. Customers should contact their Shareholder Organization directly for further information. Investments in a Fund are subject to the operating expenses set forth below for each Fund and its corresponding Portfolio, as a percentage of the average daily net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which that Fund would incur if the Trust retained the services of an investment adviser and the assets of that Fund were invested directly in the type of securities being held by its corresponding Portfolio. Expenses of the Funds and Portfolios are discussed below under 'Management of the Trust and Portfolio Series'. The annual operating expenses itemized below are expected to take effect concurrently with the proposed restructuring. For more information regarding the restructuring, please refer below to the section entitled 'Management of the Trust and Portfolio Series -- Proposed Restructuring'.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases..........................................................................   None
Sales Load Imposed on Reinvested Dividends...............................................................   None
Deferred Sales Load......................................................................................   None
Redemption Fees..........................................................................................   None
Exchange Fees............................................................................................   None

EXPENSE TABLE
ANNUAL OPERATING EXPENSES

                                                                                       TOTAL
                                                                                       RETURN    EQUITY     BOND
                                                                   EQUITY    INCOME     BOND     INDEX      INDEX
                                                                    FUND      FUND      FUND      FUND      FUND
                                                                   ------    ------    ------    ------     -----
Advisory Fees (after waiver)....................................     *         *         *         *          *
12b-1 Fees......................................................     None      None      None      None      None
Other Expenses
  Administrative Fees...........................................    0.15%     0.15%     0.15%     0.07%**   0.08%**
  Shareholder Servicing Fees (after waiver).....................     0%        0%        0%        0%        0%
  Other Operating Expenses (after waivers and reimbursement)....    0.55%     0.35%     0.35%     0.05%     0.22%
                                                                   ------    ------    ------    ------     -----
Total Operating Expenses (after waivers and reimbursements).....    0.70%     0.50%     0.50%     0.12%     0.30%
                                                                   ------    ------    ------    ------     -----
                                                                   ------    ------    ------    ------     -----

                                                                                              VALUE
                                                                                    EQUITY    EQUITY     INTERNATIONAL
                                                           SMALL CAP    BALANCED    GROWTH    INCOME        EQUITY
                                                             FUND         FUND       FUND      FUND          FUND
                                                           ---------    --------    ------    ------     -------------

Advisory Fees (after waiver)...........................       *            *          *         *            *
12b-1 Fees.............................................       None         None       None      None          None
Other Expenses
  Administrative Fees..................................      0.07%**      0.15%      0.15%     0.07%**       0.15%
  Shareholder Servicing Fees (after waiver)............       0%           0%         0%        0%            0%
  Other Operating Expenses (after waivers and
     reimbursement)....................................      0.05%        0.55%      0.55%     0.05%         0.75%
                                                             -----        -----      -----     -----         -----
Total Operating Expenses (after waivers and
  reimbursements)......................................      0.12%        0.70%      0.70%     0.12%         0.90%
                                                             -----        -----      -----     -----         -----
                                                             -----        -----      -----     -----         -----


EXAMPLE

     Investors would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of the investment at the end of the following periods:

                                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         ------    -------    -------    --------

Equity Fund, Balanced Fund and Equity Growth Fund.....................     $7        $22        $39        $ 87
Income Fund and Total Return Bond Fund................................     $5        $16        $28        $ 63
Equity Index Fund, Small Cap Fund and Value Equity Income Fund........     $1        $ 4        $ 7        $ 15
Bond Index Fund.......................................................     $3        $10        $17        $ 38
International Equity Fund.............................................     $9        $29        $50        $111

------------

* Each investment adviser has agreed to waive all investment advisory fees. While no Portfolio pays any fee to its investment adviser, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets. In addition, Shareholder Organizations may charge their customers account fees for investment and other cash management services. See 'How to Purchase, Exchange and Redeem Shares' below. Accordingly, the examples do not reflect an amount for fees paid directly to U.S. Trust Pacific by an institutional investor or its customers.

** After waiver.

     THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The expense table and example reflect voluntary undertakings (i) by U.S. Trust, U.S. Trust Pacific and the shareholder servicing agents to waive certain of their fees, and (ii) by U.S. Trust to reimburse the Trust for certain administrative fees and other expenses. After giving effect to such waivers and reimbursements, the aggregate operating expenses (including amortization of organizational expenses but exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of each Fund and its corresponding Portfolio will be as shown above. Without such waivers and reimbursements, (a) the advisory fees paid would equal (x) 0.65% of the average daily net assets of the Portfolios for the Equity, Income, Total Return Bond, Small Cap, Balanced, Equity

Growth and Value Equity Income Funds, (y) 0.25% of the average daily net assets of the Portfolios for the Equity Index and Bond Index Funds, and (z) 1.00% of the average daily net assets of the Portfolio for the International Equity Fund;
(b) the administrative services fees would equal 0.23% of the average daily net assets of the Equity Index, Bond Index, Small Cap, Value Equity Income Funds;
(c) the shareholder servicing fees would equal 0.25% of the average daily net assets of each Fund; (d) other expenses would equal the following percentages of the average daily net assets of the Funds: Equity Fund, 1.62%, Income Fund, 0.60%, Total Return Bond Fund, 0.88%, Equity Index Fund, 0.58%, Bond Index Fund, 0.56%, Small Cap Fund, 0.89%, Balanced Fund, 0.30%, Equity Growth Fund, 0.31%, Value Equity Income Fund, 0.62%, and International Equity Fund, 1.92%; and (e) aggregate total operating expenses would equal the following percentages of the average daily net assets of the Funds: Equity Fund, 2.67%, Income Fund, 1.65%, Total Return Bond Fund, 1.93%, Equity Index Fund, 1.93%, Bond Index Fund, 1.29%, Small Cap Fund, 2.02%, Balanced Fund, 1.32%, Equity Growth Fund, 1.36%, Value Equity Income Fund, 1.75%, and International Equity Fund, 3.32%. Historical
information in the expense table regarding administrative fees and other expenses has been restated to reflect the maximum potential increase in such fees and expenses attributable to a modification in fee waivers and expense reimbursements effective after completion of the proposed restructuring, but in any event after December 1, 1995. For more information regarding the restructuring, please refer below to the section entitled 'Management of the Trust and Portfolio Series -- Proposed Restructuring'. For more information with respect to the expenses of each of the Funds and its corresponding Portfolio, see 'Management of the Trust and Portfolio Series'. Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

                              FINANCIAL HIGHLIGHTS

     The following selected data for a share outstanding for the indicated periods has been audited by Ernst & Young LLP. The Trust's Annual Report, which includes the independent auditors' report and is incorporated by reference into the Statement of Additional Information, includes a discussion of those factors, strategies and techniques that materially affected its performance during the period of the report, as well as certain related information. A copy of the Trust's Annual Report will be made available without charge upon request.

FINANCIAL HIGHLIGHTS
COMMENCEMENT OF OPERATIONS THROUGH MAY 31, 1995(A)

Selected data for a share outstanding throughout each period are as follows:

                                                                             TOTAL
                                                                            RETURN        EQUITY         BOND
                                                EQUITY        INCOME         BOND          INDEX         INDEX
                                                 FUND          FUND          FUND          FUND          FUND
                                               --------      --------        ----          ----          ----

NET ASSET VALUE, BEGINNING OF PERIOD....       $  7.00       $  7.00       $  7.00       $  7.00       $  7.00
                                               -------       -------       -------       -------       -------
INVESTMENT OPERATIONS:
  Net investment income.................          0.05          0.19          0.18          0.26          0.46
  Net realized and unrealized gain from
    Portfolio Series....................          0.70          0.33          0.47          1.18          0.28
                                               -------       -------       -------       -------       -------
    TOTAL FROM INVESTMENT OPERATIONS....          0.75          0.52          0.65          1.44          0.74
                                               -------       -------       -------       -------       -------
DISTRIBUTIONS:
  From net investment income............         (0.02)        (0.19)        (0.18)        (0.13)        (0.46)
  From net realized gains...............         --            --            --            (0.04)        (0.02)
                                               --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..........       $  7.73       $  7.33       $  7.47       $  8.27       $  7.26
                                               --------      --------      --------      --------      --------
                                               --------      --------      --------      --------      --------
TOTAL RETURN (B)(E).....................        10.80%         7.51%         9.40%        20.96%        11.03%
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses (c)(d).......................         0.12%         0.12%         0.12%         0.12%         0.12%
  Net Investment Income (c).............         2.44%         7.17%         7.09%         2.84%         7.33%
Net Assets at end of Period (000's
  omitted)..............................       $15,409       $33,230       $24,913       $13,107       $15,565
------------------------
(a) Commencement of operations:               01/16/95      01/16/95      01/19/95      07/11/94      07/11/94
(b) Not annualized
(c) Annualized
(d) Reflects the Fund's proportionate
    share of its corresponding
    Portfolio's expenses as well as
    voluntary fee waivers and
    reimbursements by agents of the
    Portfolio Series and a voluntary fee
    waiver and an expense reimbursement
    by agents of the Trust. If the
    voluntary waivers and expense
    reimbursements had not been in
    place, the ratios of expenses and
    net investment income to average net
    assets from commencement of
    operations to May 31, 1995 would
    have been as follows:
      Expenses..........................         2.67%         1.65%         1.93%         1.31%         1.23%
      Net Investment Income (Loss)......        (0.12%)        5.65%         5.28%         1.65%         6.22%
(e) Each investment adviser has agreed
    to waive all investment advisory
    fees. While no Portfolio pays any
    fee to its adviser, each
    institutional investor enters into
    an asset management services
    agreement with U.S. Trust Pacific
    and agrees to pay annual fees
    calculated as a specific percentage
    of average net assets.

COMMENCEMENT OF OPERATIONS THROUGH MAY 31, 1995(A)

Selected data for a share outstanding throughout each period are as follows:

                                                                                               VALUE
                                                   SMALL                         EQUITY       EQUITY       INTERNATIONAL
                                               CAPITALIZATION      BALANCED      GROWTH       INCOME          EQUITY
                                                    FUND             FUND         FUND         FUND            FUND
                                               --------------      --------      -------      -------      -------------

NET ASSET VALUE, BEGINNING OF PERIOD....          $   7.00         $  7.00       $  7.00      $  7.00         $  7.00
                                                  --------         -------       -------      -------         -------
INVESTMENT OPERATIONS:
  Net investment income.................              0.11            0.35          0.08         0.34            0.08
  Net realized and unrealized gain from
    Portfolio Series....................              0.66            0.64          0.85         0.97            0.80
                                                   -------         --------      -------      -------          ------
    TOTAL FROM INVESTMENT OPERATIONS....              0.77            0.99          0.93         1.31            0.88
                                                   -------         --------      -------      -------          ------
DISTRIBUTIONS:
  From net investment income............             (0.06)          (0.26)        (0.06)       (0.26)         --
  From net realized gains...............             (0.01)          (0.03)        --           (0.06)         --
                                                   -------         --------      -------      -------          ------
NET ASSET VALUE, END OF PERIOD..........          $   7.70         $  7.70       $  7.87      $  7.99         $  7.88
                                                   -------         --------      -------      -------          ------
                                                   -------         --------      -------      -------          ------
TOTAL RETURN (B)(E).....................            11.10%          14.59%        13.38%       19.32%          12.57%
RATIOS AND SUPPLEMENTAL DATA:
Ratios to Average Net Assets
  Expenses (c)(d).......................             0.12%           0.12%         0.12%        0.12%           0.25%
  Net Investment Income (c).............             1.59%           5.55%         1.27%        5.03%           3.47%
Net Assets at end of Period (000's
  omitted)..............................          $ 13,329         $74,478       $52,347      $17,483         $ 8,804
------------------------
(a) Commencement of operations:                   07/11/94        07/11/94      07/11/94     07/11/94        01/24/95
(b) Not annualized
(c) Annualized
(d) Reflects the Fund's proportionate
    share of its corresponding
    Portfolio's expenses as well as
    voluntary fee waivers and
    reimbursements by agents of the
    Portfolio Series and a voluntary fee
    waiver and an expense reimbursement
    by agents of the Trust. If the
    voluntary waivers and expense
    reimbursements had not been in
    place, the ratios of expenses and
    net investment income to average net
    assets from commencement of
    operations to May 31, 1995 would
    have been as follows:
      Expenses..........................             2.02%           1.32%         1.36%        1.75%           3.32%
      Net Investment Income (Loss)......            (0.31%)          4.35%         0.03%        3.40%           0.40%
(e) Each investment adviser has agreed
    to waive all investment advisory
    fees. While no Portfolio pays any
    fee to its adviser, each
    institutional investor enters into
    an asset management services
    agreement with U.S. Trust Pacific
    and agrees to pay annual fees
    calculated as a specific percentage
    of average net assets.

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

     Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust, on April 27, 1994. Shares of the Funds are continuously sold to institutional investors. The Trust seeks to achieve the investment objective of each of the Funds by investing all investable assets of that Fund in its corresponding Portfolio, which has the same investment objective and policies as that Fund.

     Unless otherwise stated, all of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed 'non-fundamental', i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. Likewise, the approval of a Fund and other investors in its corresponding Portfolio is not required to change that Portfolio's investment objective or any of the Portfolio's investment policies and strategies. Any changes in a Fund's or a Portfolio's investment objective, policies or strategies could result in the Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in such Fund.

INVESTMENT OBJECTIVES

     The investment objective of EXCELSIOR INSTITUTIONAL EQUITY FUND (the 'Equity Fund') is to provide long-term capital appreciation. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Equity Portfolio, a diversified open-end investment company with the same investment objective and policies as the Equity Fund. Equity Portfolio seeks to achieve its investment objective by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities.

     The investment objective of EXCELSIOR INSTITUTIONAL INCOME FUND (the 'Income Fund') is to provide as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Income Portfolio, a diversified open-end investment company with the same investment objective and policies as the Income Fund. Income Portfolio seeks to achieve its investment objective by investing principally in a broad range of investment-grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments.

     The investment objective of EXCELSIOR INSTITUTIONAL TOTAL RETURN BOND FUND (the 'Total Return Bond Fund') is to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in Total Return Bond Portfolio, a diversified open-end investment company with the same investment objective and policies as the Total Return Bond Fund. Total Return Bond Portfolio seeks to achieve its investment objective by investing principally in a broad range of investment grade fixed income securities, including preferred stock, bonds, notes and debentures, as well as money market instruments. In selecting investment opportunities, Total Return Bond Portfolio will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase power.

     The investment objective of EXCELSIOR INSTITUTIONAL EQUITY INDEX FUND (the 'Equity Index Fund') is to provide investment results that correspond to the investment performance of the Standard & Poor's 500 Composite Stock Price Index1 (the 'S&P 500 Index'), an index emphasizing large capitalization stocks. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Equity Market Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Equity Index Fund. Equity Market Portfolio seeks to achieve its investment objective by replicating the yield and total return of the equity securities composing the S&P 500 Index. The S&P 500 is a broad-based index of the common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States.

     The investment objective of EXCELSIOR INSTITUTIONAL BOND INDEX FUND (the 'Bond Index Fund') is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the
'Aggregate Bond Index'), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed securities, each with maturities greater than one year. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Bond Market Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Bond Index Fund. Bond Market Portfolio seeks to achieve its investment objective by replicating the yield and total return of the Aggregate Bond Index through a statistically selected sample of fixed income securities. The Aggregate Bond Index is a broad market-weighted index of U.S. investment grade fixed income securities.

     The investment objective of EXCELSIOR INSTITUTIONAL SMALL CAPITALIZATION FUND (the 'Small Cap Fund') is to provide a high total return from a diversified portfolio of equity securities of small capitalization companies. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Small Cap Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Small Cap Fund. Small Cap Portfolio seeks to achieve its investment objective by investing in equity securities from the Russell 2000 Index. The Portfolio invests in index securities whose risk characteristics and industry group representation are similar to the universe of securities in the Russell 2000 Index; however, the Portfolio's security holdings, taken together, will have a lower aggregate price/earnings ratio than index securities generally. The Russell 2000 Index is a broad index of equity securities of U.S. companies with common stock market capitalizations below $600 million.

     The investment objective of EXCELSIOR INSTITUTIONAL BALANCED FUND (the 'Balanced Fund') is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Balanced Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Balanced Fund. Balanced Portfolio seeks to achieve this investment objective by investing in equity and fixed income securities, as described more fully below.

     The investment objective of EXCELSIOR INSTITUTIONAL EQUITY GROWTH FUND (the 'Equity Growth Fund') is to provide a high level of capital appreciation through investment in a

------------
1'Standard & Poor's'r', 'S&P'r', and 'Standard & Poor's 500'r' are trademarks of
 Standard & Poor's Corporation.

diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Equity Growth Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Equity Growth Fund. Equity Growth Portfolio seeks to achieve this investment objective by investing primarily in the common stocks of medium and large capitalization companies which, in the opinion of its subadviser, will present an opportunity for significant increases in earnings and/or value, without consideration for current income.

     The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY INCOME FUND (the 'Value Equity Income Fund') is to provide capital appreciation and a high level of current income by investing principally in a diversified portfolio of equity securities selected for their potential to generate current income or long-term growth of capital. The Trust seeks to achieve the investment objective of the Fund by investing all the investable assets of the Fund in Value Equity Income Portfolio, a diversified open-end management investment company with the same investment objective and policies as the Value Equity Income Fund. Value Equity Income Portfolio seeks to achieve this investment objective by investing primarily in equity securities which produce a current dividend yield which generally exceeds the published composite yield of the securities comprising the S&P 500. The published composite yield of the S&P 500 was 2.45% for the calendar quarter ended June 30, 1995.

     The investment objective of EXCELSIOR INSTITUTIONAL INTERNATIONAL EQUITY FUND (the 'International Equity Fund') is to provide long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. The Trust seeks to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in International Equity Portfolio, a diversified open-end investment company with the same investment objective and policies as the International Equity Fund. International Equity
Portfolio seeks to achieve its investment objective by investing primarily in foreign equity securities of issuers that the subadviser believes to have strong balance sheets, sustainable internal growth, superior financial results, capable and forthright management and enduring competitive advantages.

     Since the investment policies and strategies of each Fund are the same as those of its corresponding Portfolio, the following is a discussion of the various investment policies and strategies employed by each Portfolio. Additional information about the investment policies and strategies of each Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objective of any Fund or its corresponding Portfolio will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

     U.S. Trust, the adviser for the Equity, Income and Total Return Bond Portfolios, and the subadviser for the Equity Market, Bond Market, and Small Cap Portfolios, was founded in 1853, and offers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.

     EQUITY PORTFOLIO

     Investment Philosophy. In managing investments for the Equity Portfolio, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worthwhile investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

     Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Equity Portfolio is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

     Strategies. In order to translate its investment philosophy into more specific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

     U.S. Trust's 'PROBLEM/OPPORTUNITY STRATEGY' seeks to identify industries and companies with the capabilities to provide solutions to or benefit from complex problems such as the changing demographics and aging of the U.S. population or the need to enhance industrial productivity. U.S. Trust's second strategy is a 'TRANSACTION VALUE' comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying 'EARLY LIFE CYCLE' companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new products or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.

     Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several 'longer-term investment themes' to identify investment opportunities. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.

     INCOME PORTFOLIO AND TOTAL RETURN BOND PORTFOLIO

     Investment Philosophy. Generally, investors in fixed income securities are best served in the long term by seeking to maximize total return. However, some investors need to balance preservation of purchase power against the need for current income.

     As a result, the Trust is offering both objectives to investors. In the Total Return Bond Portfolio, U.S. Trust will employ a total return strategy that balances yield, average maturity and risk in seeking to provide maximum preservation of purchase power. The Income Portfolio will seek to provide investors with maximum current income commensurate with the credit quality of the Portfolio and moderate risk of capital.

     EQUITY MARKET PORTFOLIO AND BOND MARKET PORTFOLIO

     Investment Philosophy.    The  Equity  Market  Portfolio  and  Bond  Market
Portfolio (collectively, the 'Index Portfolios') are not managed pursuant to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Index Portfolios, utilizing a passive or indexing investment approach, will attempt to duplicate the investment performance of their respective indexes.

     The Bond Market Portfolio seeks to duplicate the investment performance of the Aggregate Bond Index through statistical sampling procedures, that is, the Portfolio will invest in a selected group -- not the entire universe -- of securities in its corresponding index. This group of securities, when taken together, is expected to perform similarly to the index as a whole. This sampling technique is expected to enable the Bond Market Portfolio to track the price movements and performance of its index, while minimizing brokerage, custodial and accounting costs.

     The Equity Market Portfolio seeks to replicate the investment results of the S&P 500 Index by holding all 500 stocks included in the index in approximately the same proportions as they are represented in the S&P 500 Index. This indexing technique is known as complete replication. The Equity Market Portfolio will generally select index stocks by reference to their weighting in the index, starting with the stocks that are most heavily weighted. Thus, the Portfolio intends that the percentage of its assets invested in each index stock will approximate the weighting of that stock in the S&P 500 Index. The Portfolio may, however, be unable fully to implement the strategy outlined above when its assets total less than $25 million. At such times, the Portfolio may attempt to approximate the performance of the index by utilizing a sampling approach.

     The Trust expects that there will be a close correlation between a Portfolio's performance and that of its index in both rising and falling markets. Each Index Portfolio will attempt to maximize the correlation between its performance and that of its corresponding index. Over the long term, the investment managers of the Index Portfolios seek a correlation of 0.95 or better. In the event that a correlation of 0.95 or better is not achieved, the Board of Trustees of the Portfolio Series will review with the investment managers methods for increasing such correlation, such as through adjustments in securities holdings of an Index Portfolio. A correlation of 1.0 would indicate a perfect correlation, which would be achieved when a Portfolio's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in an index. The investment managers of the Index Portfolios monitor the correlation between the performance of each Index Portfolio and its corresponding index on a regular basis. Factors such as the size of a Portfolio's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of a Portfolio, and changes in the securities markets and the indexes themselves, are expected to account for any differences between each Index Portfolio's performance and that of its corresponding index.

INVESTMENT POLICIES

     EQUITY PORTFOLIO seeks to provide long-term capital appreciation by investing in companies believed to represent good long-term values not currently recognized in the market prices of their securities. U.S. Trust uses the investment philosophy, strategies and themes discussed above to identify such investment values and to diversify the Portfolio's investments over a variety of industries and types of companies.

     Under normal market and economic conditions, the Portfolio will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of the Portfolio's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See 'Additional Investment Strategies and Techniques; Risk Factors' below. The

Portfolio may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these securities, see 'Bond Market Portfolio -- U.S. Government and Agency Securities' and 'Additional Investment Strategies and Techniques; Risk Factors -- Short Term Instruments' below, and the Statement of Additional Information.

     In managing the Portfolio, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

     Portfolio holdings will include common stocks of companies having capitalizations of varying amounts, and the Portfolio will invest in the securities of high growth, small companies where U.S. Trust expects earnings and the price of the securities to grow at an above-average rate. See 'Small Cap Portfolio' below for a description of certain risks associated with the securities of small companies. Certain securities owned by the Portfolio may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the 'pink sheets', or may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the net asset value of the Portfolio, and the Portfolio may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

     Equity Portfolio may invest in the securities of foreign issuers directly, or indirectly through sponsored and unsponsored American Depository Receipts. See 'Additional Investment Strategies and Techniques; Risk Factors' below for further information on foreign investments.

     Because of the risks associated with common stock investments, the Equity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Equity Fund a complete investment program.

     INCOME PORTFOLIO seeks as high a level of current interest income as is consistent with moderate risk of capital and maintenance of liquidity. Income Portfolio will implement this objective by lengthening the average maturity of its holdings and purchasing higher-yielding (but relatively stable) corporate bonds and government securities. The Portfolio invests principally in a broad range of investment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments. See 'Total Return Bond Portfolio' below for a description of these securities and a discussion of certain investment policies of Income Portfolio.

     TOTAL RETURN BOND PORTFOLIO seeks to maximize the total rate of return consistent with moderate risk of capital and maintenance of liquidity. In selecting investment opportunities, Total Return Bond Portfolio will balance yield, average maturity and risk in seeking to provide maximum preservation of purchase power. Total Return Bond Portfolio invests principally in a broad range of investment-grade income securities, including bonds, notes, debentures and preferred stock, as well as money market instruments.

     The Income and the Total Return Bond Portfolios may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. The Income and the Total Return Bond Portfolios are also permitted to enter into repurchase agreements, and may from time to time invest in debt obligations exempt from Federal income tax and issued by or on behalf of the states, territories or possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions ('Municipal Bonds').

     The purchase of Municipal Bonds may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The two principal classifications of Municipal Bonds which may be held by the Income and the Total Return Bond Portfolios are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Portfolios are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     The Income and the Total Return Bond Portfolios may also purchase 'moral obligation' securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. Subject to the quality and diversification requirements specified below, there is no limitation on the amount of moral obligation securities that may be held by the Income and the Total Return Bond Portfolios. U.S. Trust will consider investments in Municipal Bonds for the Income and the Total Return Bond Portfolios when U.S. Trust believes that the total return on such securities is attractive relative to that of taxable securities.

     Under normal market conditions, at least 75% of the Income and the Total Return Bond Portfolios' total assets will be invested in investment-grade debt obligations rated within the four highest ratings of Moody's Investors Service, Inc. ('Moody's') or Standard & Poor's Ratings Group ('S&P') (or in unrated obligations considered to be of investment grade by U.S. Trust) and in U.S. Government obligations and money market instruments of the types listed at 'Bond Market Portfolio -- U.S. Government and Agency Securities' and 'Additional Investment Strategies and Techniques; Risk Factors -- Short Term Instruments' below. When, in the opinion of a Portfolio, a defensive investment posture is warranted, each of these Portfolios may invest temporarily and without limitation in high quality, short-term money market instruments.

     Unrated securities will be considered of investment grade if deemed to be comparable in quality to instruments so rated, as determined pursuant to procedures established by the Board of Trustees of St. James Portfolios (the 'Portfolio Series'). With respect to securities rated Baa by Moody's or BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these rankings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

     The Income and the Total Return Bond Portfolios may invest up to 25% of their respective total assets in (a) obligations rated below the four highest ratings of S&P or Moody's with no minimum rating required, (b) preferred stocks, and (c) U.S. dollar-denominated debt obligations of (i) foreign issuers, including foreign corporations and foreign governments, and (ii) U.S. companies issued outside the United States. See 'Additional Investment Strategies and Techniques; Risk Factors' below for further information on these investments. The Income and the Total Return Bond Portfolios will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     Each of the Income Fund and the Total Return Bond Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, these Funds may be inappropriate for investors who have short-term objectives. Investors should not consider the Funds a complete investment program.

     EQUITY MARKET PORTFOLIO invests at least 80% of its assets in a portfolio of equity securities consisting of all 500 common stocks in the S&P 500 Index of large capitalization common stocks. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities which will match the investment characteristics of the index. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor's Corporation ('S&P Corporation') believes the stock to be an attractive investment.

     S&P 500 INDEX. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, in the following proportions: 400 industrials, 60 transportation and utility companies, and 40 financial services companies. Stocks in the S&P 500 Index are weighted according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price), with the 51 largest stocks currently composing 50% of the index's value. Typically, companies included in the S&P 500 Index are the largest and most dominant firms in their respective industries. As of June 30, 1995, the five largest companies in the Index were: General Electric (2.39%), Exxon Corporation (2.19%), American Telephone & Telegraph (2.52%), Coca-Cola (2.02%), and Royal Dutch Petroleum (1.63%). As of the same date, the largest industry categories were: international oil companies (6.8%), telephone companies (4.9%), electric power companies (3.8%), diversified health care companies (3.8%), and major regional banks (3.6%). The investment managers of the Portfolio believe that the performance of the S&P 500 Index is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 Index is determined by S&P Corporation and is based on such factors as the market capitalization and trading activity of each stock and its representation of a particular industry group, and may be changed from time to time.

     The Equity Index Fund and the Equity Market Portfolio are not sponsored, endorsed, sold or promoted by S&P Corporation. S&P Corporation makes no representation or warranty, express or implied, to investors in the Equity Index Fund and the Equity Market Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P Corporation's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P Corporation and of the S&P 500 Index which is determined, composed and calculated by S&P Corporation without regard to the Trust, the Equity Index Fund or the Equity Market Portfolio. S&P Corporation has no obligation to take the needs of the Trust or the investors in the Equity Index Fund and the Equity Market Portfolio into consideration in determining, composing or calculating the S&P

500 Index. S&P Corporation is not responsible for and has not participated in the determination of the net asset value of shares of the Equity Index Fund or the timing of the issuance or sale of shares of the Fund.

     S&P CORPORATION DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P CORPORATION SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P CORPORATION MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR INVESTORS IN THE EQUITY INDEX FUND AND THE EQUITY MARKET PORTFOLIO OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P CORPORATION MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P CORPORATION HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     Because of the risks associated with common stock investments, the Equity Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Equity Index Fund a complete investment program.

     BOND MARKET PORTFOLIO invests at least 80% of its assets in a portfolio of securities consisting of a representative selection of fixed income securities included in the Lehman Brothers Aggregate Bond Index. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities that match the yield and total return of the index.

     LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of United States investment grade fixed income securities with maturities greater than one year:
U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million for U.S. Government and agency issues and $50 million for all other securities issuers (this limit was raised to $100 million for all issuers at the end of 1994); and investment grade quality, rated a minimum of Baa by Moody's or BBB by S&P. The Bond Market Portfolio is managed without regard to tax ramifications. As of June 30, 1995, the following classes of fixed income securities represented the stated proportions of the total market value of the Aggregate Bond Index:

U.S. Treasury and government agency securities...........................    54%
Corporate bonds..........................................................    17%
Mortgage-backed securities...............................................    28%
Asset-backed securities..................................................     1%
Option-adjusted duration:                                                   4.6 years

     The Aggregate Bond Index is composed of the following kinds of securities: public obligations of the U.S. Government; publicly issued debt of U.S. Government agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; fixed rate nonconvertible dollar-denominated corporate debt; 15-and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC),
and the Federal National Mortgage Association (FNMA); and asset-backed pass-through securities representing pools of credit card receivables and auto or home equity loans.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Bond Market Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal National Mortgage Association are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; other securities, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Bond Index Fund and Bond Market Portfolio, and their respective net asset values and yields, are not guaranteed by the U.S. Government or any federal agency or instrumentality. For additional information on U.S. Government securities, see the Statement of Additional Information.

     The Bond Market Portfolio may, from time to time, substitute one type of investment grade bond for another. For instance, the Bond Market Portfolio may hold more short-term corporate bonds (and fewer short U.S. Treasury bonds) than represented in the Aggregate Bond Index so as to increase income.

     CORPORATE BONDS. The Bond Market Portfolio may purchase debt securities of United States corporations only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Portfolio to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

     Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Bond Market Portfolio to invest the proceeds at generally lower interest rates. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Bond Market Portfolio, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Bond Market Portfolio would decline.

     MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Bond Market Portfolio may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Bond Market Portfolio's selection criteria (collectively, 'Mortgage Securities'). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as GNMA, FNMA, and FHLMC. Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

     As a result of its investments in Mortgage Securities, the mortgage-backed securities in the Bond Market Portfolio may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Bond Market Portfolio will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Bond Market Portfolio derives from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.

     Because the Bond Market Portfolio will seek to represent all major sectors of the investment grade fixed income securities market, the Bond Index Fund may be a suitable vehicle for those investors seeking ownership in the 'bond market' as a whole, without regard to particular sectors. The Bond Index Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, the Fund may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Fund a complete investment program.

     SMALL CAP PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of small capitalization companies. Total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio will invest at least 65% of its total assets in equity securities consisting of a selection of the stocks included in the Russell 2000 Index of small capitalization stocks. The Portfolio intends to remain fully invested, to the extent practicable, in securities with risk characteristics and industry group representation similar to the securities in the Russell 2000 Index, but it is anticipated that the Portfolio's securities, taken together, would have a lower aggregate price/earnings ratio than index securities generally. To reduce the risk associated with investments in individual securities, the Portfolio's investments will be spread over a range of industries and issuers as opposed to being concentrated in a few individual securities. Stocks of small capitalization issuers generally have greater illiquidity and price volatility than stocks of larger capitalization issuers.

     The Russell 2000 Index consists of the smallest 2,000 companies from the Russell 3000 Index (a portfolio of 3,000 securities of U.S. companies representing approximately 98% of the U.S. equity market). Only common stocks issued by corporations domiciled in the United States and its territories are eligible for inclusion in the Russell 2000 Index. As of June 30, 1995, the market capitalization of stocks in the index ranged in size from $28 million (smallest company) to $1.07 billion (largest company).

     The Portfolio invests in common stocks and other equity securities, such as preferred stocks, rights and warrants. Because the Portfolio invests in equity securities of small capitalization issuers, its price volatility may be greater than if the Portfolio invested exclusively in equity securities of issuers which have larger market capitalizations. Generally, equity securities of small capitalization companies have historically been characterized by greater volatility of returns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. The greater price volatility of equity securities of small capitalization issuers may result from the fact that there may be less market liquidity, less publicly available information or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions.

     The Small Cap Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an investor's particular investment needs and ability to tolerate risk, it may be used to supplement and diversify an investment portfolio. Because of the risks associated with investments in equity securities of small capitalization companies, the Small Cap Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Small Cap Fund a complete investment program.

     BALANCED PORTFOLIO seeks to provide a high total return from a diversified portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Portfolio seeks to provide a total return that approaches that of the universe of equity securities of large U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Portfolio attempts to achieve this return by investing in equity and fixed income instruments, as described below.

     The Balanced Fund is designed for investors who wish to invest for long term objectives. The Balanced Fund may be appropriate for investors who seek to attain appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Balanced Fund may also be an attractive option for investors who want professional investment managers to decide how their investments should be allocated between equity and fixed income securities. Investors should not consider the Balanced Fund a complete investment program.

     The relative emphasis placed upon each asset class will vary based upon the subadviser's assessment of their current attractiveness on a risk-adjusted basis. The precise allocation will depend upon numerous factors, including the Portfolio investment managers' evaluation of the economy and financial markets as well as government fiscal and monetary policies. Normally, the commitment to stocks will range between 35% and 65% of portfolio assets. Similarly, the bond allocation will usually fall between 35% and 65% of portfolio assets. However, at least 25% of the total assets of the Portfolio are always invested in fixed income senior securities including debt securities and preferred stock. The subadviser may allocate the Portfolio's investments between these asset classes in a manner they believe consistent with the Portfolio's investment objective and current market conditions. Stocks may be over-weighted over the long term relative to bonds given that historically equity securities have provided superior returns. Within a shorter time horizon, however, if stocks and bonds appear equally attractive, fixed income securities may be favored given their greater certainty of return and lower volatility.

     The subadviser intends to manage the Portfolio actively in pursuit of its investment objective. While the Portfolio has a long-term investment perspective, it may take advantage of short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See 'Tax Matters' below.

     EQUITY INVESTMENTS. For the equity portion of the Portfolio, the subadviser seeks to achieve a high total return through fundamental analysis, systematic stock valuation and disciplined portfolio construction. The Portfolio's equity investments will be primarily the common stock of large- and medium-sized U.S. companies with market capitalizations above $1.5 billion, including common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The Portfolio's equity investments may also include preferred stock, warrants and similar rights. The Portfolio may also invest in the equity securities of small companies and of foreign issuers. The small company holdings of the Portfolio are primarily companies included in the Russell 2500 Index. The Russell 2500 Index consists of the smallest 2,500 companies from the Russell 3000 Index. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. For a discussion of the risks of investments in small companies, see 'Small Cap Portfolio' above.

     FIXED INCOME INVESTMENTS. For the fixed income portion of the Portfolio, the subadviser seeks to provide a high total return by actively managing the duration of the Portfolio's fixed income securities, the allocation of securities across market sectors, and the selection of securities within sectors. Based on fundamental, economic and capital markets research, the subadviser adjusts the duration of the Portfolio's fixed income investments in light of market conditions. The subadviser also actively allocates the Portfolio's fixed income investments among the broad sectors of the fixed income market.

     Duration is a measure of the weighted average time until receipt of the payments expected to be generated by the fixed income securities held in the Portfolio, and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. For example, and for illustrative purposes only, a hypothetical fund with a duration of 10 years will decrease 10% in value as a result of a 1% increase in interest rates. Under normal market conditions, the duration of the fixed income portion of the Portfolio will range between 80% and 120% of the Lehman Brothers Government/Corporate Bond Index, which as of June 30, 1995, was approximately 5.1 years. The maturities of the individual fixed income securities in the Portfolio may vary widely, however.

     The Portfolio may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

     The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest-bearing debt securities with the same maturity. For more information on mortgage securities and associated risks, see 'Bond Market Portfolio -- Mortgage Pass-Throughs and Collateralized Mortgage Obligations' above.

     The Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a description of these securities, see 'Bond Market Portfolio -- U.S. Government and Agency Securities' above and the Statement of Additional Information. The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sources. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive total return potential excluding tax considerations. In addition, the Portfolio may invest in debt securities of foreign governments and governmental entities denominated, in all cases, in U.S. dollars. See 'Additional Investment Strategies and Techniques; Risk Factors' below for further information on foreign investments.

     EQUITY GROWTH PORTFOLIO seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings and dividends. Equity Growth Portfolio seeks to achieve this investment objective by investing primarily in the common stocks of medium and large capitalization U.S. companies (i.e., companies with stock market capitalizations of more than $1 billion) which, in the opinion of the subadviser, will present an opportunity for significant increases in earnings and/or value. Current dividend income is incidental to the Equity Growth Portfolio's investment objective of increasing the value of a shareholder's investment. Investments will be selected based on their potential for above-average growth in earnings and dividends, with no consideration given to current income.

     Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks. The remainder of the Portfolio's assets will be invested in other types of securities including convertible and nonconvertible bonds, warrants and short-term obligations, preferred stocks, debt securities, and repurchase agreements collateralized by these securities. The Portfolio may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for an explanation of these ratings. The Portfolio may invest without limitation in high quality money market instruments if deemed appropriate by the subadviser for temporary defensive purposes. See 'Short-Term Instruments' below. While the Portfolio may invest in foreign securities, it currently has no intention of purchasing foreign securities other than American Depository Receipts. See 'Investment Strategies and Techniques; Risk Factors -- Foreign Investments' below and 'Foreign Securities -- Equity Portfolios' in the Statement of Additional Information. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the subadviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values.

     The subadviser intends to manage the Portfolio actively in pursuit of its investment objective. While the Portfolio has a long-term investment perspective, it may take advantage of any short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See 'Tax Matters' below.

     The Equity Growth Fund may be appropriate for a variety of investment programs. While the Fund is not a substitute for an investment portfolio tailored to an investor's particular investment needs and ability to tolerate risk, it may be used to supplement and diversify an investment portfolio. Securities which offer above-average potential for growth in earnings and dividends may also involve greater volatility of market value. Investors should not consider the Fund a complete investment program.

     VALUE EQUITY INCOME PORTFOLIO seeks to provide capital appreciation and a high level of current income by investing principally in a diversified portfolio of equity securities selected for their potential to generate current income or long-term growth of capital. Over the long term, the Portfolio will seek to maintain its dividend and interest income levels close to those of the S&P 500 Index. In making portfolio selections, the subadviser follows a value philosophy: to invest in companies with sound fundamentals the securities of which are trading at low price-to-earnings ratios. In addition, the subadviser follows an equity income philosophy: to invest principally in common stocks that provide high current income and a low level of volatility relative to the market while seeking to obtain long-term growth of capital. To implement the Portfolio's investment objective, the subadviser will attempt to (a) build a diversified portfolio with significantly lower-than-market volatility that achieves superior return over time, (b) maintain consistent portfolio characteristics, and (c) provide protection over a falling market cycle.

     EQUITY INVESTMENTS. The Portfolio will invest primarily in equity securities which produce a current dividend yield which generally exceeds the published composite yield of the securities comprising the S&P 500 Index. The published composite yield of the S&P 500 Index was 2.45% for the calendar quarter ended June 30, 1995. The S&P 500 Index is a broad-based index of 500 companies listed on the New York Stock Exchange. The Portfolio invests primarily in preferred stocks and common stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. Provided such securities meet the requirements set forth below for fixed income investments, the Portfolio may also invest in securities convertible into common or preferred stocks. The Portfolio allocates its investments among different industries and companies, seeking to invest in growing, financially stable and undervalued companies.

     Under normal market conditions, the Portfolio will invest at least 65% of its total assets in income producing equity securities. The remainder of the Fund's assets may be invested in short-term instruments such as commercial paper, bank obligations, U.S. government and agency securities maturing within one year, notes and other debt securities of various maturities, and repurchase agreements collateralized by these securities. The Portfolio may invest without limitation *in high quality money market instruments if deemed appropriate by the subadviser for temporary defensive purposes. See 'Short-Term Instruments' below. While the Portfolio may invest in foreign securities, it currently has no intention of purchasing foreign securities other than American Depository Receipts. See 'Investment Strategies and Techniques; Risk Factors -- Foreign Investments' below and 'Foreign Securities -- Equity Portfolios' in the Statement of Additional Information.

     FIXED INCOME INVESTMENTS. The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. For a more detailed description of these securities, see 'Balanced Portfolio Fixed Income Investments' above. The Portfolio may purchase debt securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. For a description of these securities, see 'Bond Market Portfolio -- U.S. Government and Agency Securities' above and 'U.S. Government and Agency Securities' in the Statement of Additional Information.

     MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Value Equity Income Portfolio may purchase mortgage-related securities such as mortgage pass-throughs, collateralized mortgage obligations, and mortgage derivatives that meet the Portfolio's selection criteria. For a description of these securities and associated risks, see 'Bond Market Portfolio -- Mortgage Pass-Throughs and Collateralized Mortgage Obligations' above.

     The subadviser intends to manage the Portfolio actively in pursuit of its investment objective. While the Portfolio has a long-term investment perspective, it may take advantage of any short-term trading opportunities that are consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See 'Tax Matters' below.

     The Value Equity Income Fund may be appropriate for investors seeking a fund with greater potential for capital appreciation than an income fund and less price volatility than a growth fund. Investors should not consider the Fund a complete investment program.

     INTERNATIONAL EQUITY PORTFOLIO seeks long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities. The Portfolio ordinarily will invest primarily in foreign equity securities of issuers that the subadviser believes to have strong balance sheets, sustainable internal growth, superior financial returns, capable and forthright management, and enduring competitive advantages.

     When evaluating foreign securities, the subadviser will seek to identify superior companies with excellent long-term growth prospects and to select from among them those whose shares appear to offer attractive absolute returns. The subadviser's investment criteria therefore include both growth and value considerations. Growth stocks are those that the subadviser believes have the potential for above-average growth in earnings. Value stocks are those that the investment subadviser believes are undervalued by the market based on the investment managers' assessment of the company's current value and future earnings prospects.

     In determining investment strategy and allocating investments, the subadviser will continuously analyze a broad range of international equity securities. Country and sector portfolio weightings are expected to reflect the results of a 'bottom up' stock selection process, rather than the results of any 'top down' country or sector allocation process. The Portfolio generally will sell securities if the subadviser believes that such securities have become substantially overvalued relative to alternative investments or if the subadviser believes that there is an unfavorable change in the issuer's long-term business forecast.

     The Portfolio's investments generally will be diversified among geographic regions and countries. While there are no prescribed limits on geographic distributions, the Portfolio normally will hold securities of issuers collectively having their principal place of business in no fewer than three foreign countries. The subadviser expects that the Portfolio's assets ordinarily will be invested in securities of issuers located in the Pacific Basin (e.g., Japan, Hong Kong, Singapore, Malaysia), Europe, Australia, Latin America and South Africa. The Portfolio also may invest, from time to time, in other regions, seeking to capitalize on investment opportunities emerging in other parts of the world. In purchasing foreign equity securities, the Portfolio will look generally to large and small companies in mature foreign markets as well as well-established companies in emerging markets. Under unusual economic and market conditions, the Portfolio may restrict the securities markets in which its assets are invested.

     Under normal market and economic conditions, at least 75% of the Portfolio's assets will be invested in foreign equity securities. For cash management purposes, the Portfolio may invest up to 25% of its assets on a continuous basis in cash or short term instruments such as commercial paper, bank obligations, U.S. Government and agency securities maturing within one year, notes and other debt securities of various maturities, and repurchase agreements collateralized by these securities. The Portfolio also may invest without limitation in any combination of high quality domestic or foreign money market instruments if deemed appropriate by the subadviser for temporary defensive purposes in response to unusual market and economic conditions. See 'Short-Term Instruments' below. To the extent described below under 'Additional Investment Strategies and Techniques; Risk Factors,' the Portfolio also may purchase shares of other investment companies and may engage in other investment practices, including repurchase agreements, securities lending, forward currency contracts and futures contracts and options.

     Foreign equity securities purchased by the Portfolio may include common stock, preferred stock, securities convertible into common or preferred stock, and warrants issued by companies domiciled outside of the United States ('foreign issuers'), and shares of U.S registered investment companies that invest primarily in foreign securities. The Portfolio may purchase when-issued securities otherwise eligible for purchase by the Portfolio and may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') and similar securities of foreign issuers.

     Convertible debt securities purchased by the Portfolio will be rated investment grade by Moody's or S&P if such a rating is available. If unrated, as is the case with most foreign securities, convertible debt securities purchased by the Portfolio will be deemed to be comparable in quality to securities rated investment grade pursuant to procedures established by the Board of Trustees of the Portfolio Series. With respect to securities rated Baa by Moody's or BBB by S&P (the lowest of the top four investment rankings), or deemed to be comparable in quality to such securities, interest and principal payments are regarded as adequate for the present; however, these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

     The Portfolio may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most portfolio transactions will be effected in the primary trading market for the given security. The Portfolio also may invest up to 5% of its total assets in gold bullion. Investments in gold will not produce dividends or interest income, and the Portfolio can look only to price appreciation for a return on such investments.

     The relative performance of foreign currencies is an important element in the Portfolio's performance. Although the subadviser does not expect to hedge foreign currency exposure on a routine basis, it may do so when it has a strong view on the prospects for a particular currency. Certain currency hedging techniques that may be employed by the subadviser are described below in 'Additional Investment Strategies and Techniques; Risk Factors: Foreign Currency and Exchange Transactions.' Although such techniques may reduce the risk of loss to the Portfolio from adverse movements in foreign exchange rates, they also may limit possible gains from favorable movements in such rates.

     The Portfolio is designed for investors who desire to achieve international diversification of their investments by participating in foreign securities markets. Because international investments generally involve risks in addition to those associated with investments in the United States, the Portfolio should be considered only as a vehicle for international diversification and not a complete investment program. Before investing in the Portfolio, investors should be familiar with the risks associated with foreign investments. These risks are discussed below under 'Additional Investment Strategies and Techniques; Risk Factors.'

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

     The Equity, Income, Total Return Bond, Small Cap, Balanced, Equity Growth, Value Equity Income and International Equity Portfolios (collectively, the 'Managed Portfolios'), and the Equity Market and Bond Market Portfolios (collectively, the 'Index Portfolios'), may utilize the following investment strategies and techniques, as described below.

     SAMPLING AND TRADING IN THE INDEX PORTFOLIOS. The Bond Market Portfolio does not expect to hold all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of securities, selecting one or two issues to represent entire classes or types of securities in the index. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the index.

     To reduce transaction costs, the Index Portfolios' securities holdings will not be automatically traded or re-balanced to reflect changes in an index. The Index Portfolios will seek to buy round lots of stocks and may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in a Portfolio relative to its index weighing or result in its continued ownership by a Portfolio after its deletion from the index, thereby reducing the correlation between the Portfolio and the index. The Index Portfolios are not required to buy or sell securities solely because the percentage of their assets invested in index securities changes when their market values increase or decrease. In addition, the Index Portfolios may omit or remove index securities from their portfolios if the investment managers believe the security to be insufficiently liquid or believe the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Over the long term, the investment managers of the Index Portfolios seek a correlation of 0.95 or better. See 'U.S. Trust's Investment Philosophy and Strategies -- Equity Market Portfolio and Bond Market Portfolio' above.

     INVESTMENTS BELOW INVESTMENT GRADE. As discussed above, investments by the Income and the Total Return Bond Portfolios in obligations rated below the four highest ratings of S&P and Moody's (commonly called 'junk bonds') have different risks than investments in securities that are rated investment grade. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of the Income and Total Return Bond Funds' Shares, may be particularly volatile. Additional risks associated with lower-rated fixed-income securities are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Portfolios' net asset value and investment practices), (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby a Portfolio may be required to reinvest premature redemption proceeds in lower yielding portfolio securities, and (g) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by a Portfolio defaulted, the Portfolio could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Finally, a Portfolio's trading in fixed-income securities to achieve capital appreciation entails risks that capital losses rather than gains will result.

     Debt obligations rated 'BB', 'B' or 'CCC' by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' represents the lowest degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating. The rating 'C' is applied to debt subordinated to a senior debt which is assigned an actual or implied 'CCC' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. Debt obligations rated 'D' are in default, and payments of interest and/or repayment of principal are in arrears. The ratings from 'AA' through 'CCC' are sometimes modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's has a similar classification scheme for non-investment grade debt obligations. Debt obligations rated 'Ba', 'B', 'Caa', 'Ca' and 'C' provide questionable protection of interest and principal. The rating 'Ba' indicates that a debt obligation has some speculative characteristics. The rating 'B' indicates a general lack of characteristics of desirable investment. Debt obligations rated 'Caa' are of poor quality, while debt obligations rated 'Ca' are considered highly speculative. 'C' represents the lowest rated class of debt obligations. Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from 'Aa' to 'B' in its bond rating system. The modifier '1' indicates that a security ranks in the higher end of its rating category; the modifier '2' reflects a mid-range ranking; and the modifier '3' indicates that the security ranks at the lower end of its generic rating category. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

     CONVERTIBLE SECURITIES. The Managed Portfolios may invest in investment grade convertible securities of domestic and foreign issuers, although in the current fiscal year the Small Cap Portfolio has no intention to invest in convertible securities of foreign issuers. See 'Value Equity Income Portfolio Fixed Income Investments' for an explanation of investment grade ratings of debt securities, including convertible securities. The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolios may purchase securities on a 'when-issued' basis and may purchase or sell securities on a 'forward commitment' basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the Portfolio may incur a loss.

     In addition, the Income  and the Total Return  Bond Portfolios may  acquire
'stand-by commitments' with respect to Municipal Bonds held by them. Under a stand-by commitment, a dealer agrees to purchase at a Portfolio's option specified Municipal Bonds at a specified price. The Portfolios will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for speculative purposes. Stand-by commitments acquired by a Portfolio will be valued at zero in determining the Portfolio's net asset value.

     REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Portfolio Series. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See 'Illiquid Investments; Privately Placed and other Unregistered Securities' below.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Portfolio may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a 'reverse repurchase agreement'). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

     INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Portfolio may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including so-called 'country funds' which have portfolios consisting primarily of securities of issuers located in one foreign country. In addition to the advisory fees and other expenses a Portfolio bears directly in connection with its own operations, as a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicated. Securities of other investment companies may be acquired by the Portfolios to the extent permitted under the 1940 Act, that is, a Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by any Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company.

     FOREIGN INVESTMENTS. In accordance with their respective investment objectives and policies, the Equity, Balanced, Equity Growth and Value Equity Income Portfolios may invest, and the International Equity Portfolio will invest, in common stocks of foreign corporations, and each of such Portfolios and the Income and Total Return Bond Portfolios may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Other than the International Equity Portfolio, which will invest under normal market and economic conditions at least 75% of its total assets in foreign securities, none of the Portfolios expects to invest more than 30% (25% in the case of the Income and Total Return Bond Portfolios) of their respective total assets at the time of purchase in securities of foreign issuers.

     All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or subsidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Overall, there may be limited publicly available information with respect to foreign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available information may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

     Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by credits or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See 'Tax Matters' below.

     Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Portfolio's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     While the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

     The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     The Portfolios may invest in securities of foreign issuers directly or in the form of American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRS are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such institutions issue ADRs which may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

     Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Portfolios. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Equity, Income, Total Return Bond, Balanced, Equity Growth and Value Equity Income Portfolios may buy and sell, and the International Equity Portfolio will buy and sell, securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, these Portfolios may enter from time to time into foreign currency exchange transactions.

The Portfolios will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Portfolios will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Portfolios may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolios may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Portfolio would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if its respective subadviser expects the foreign currency purchased to appreciate against the U.S. dollar.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Portfolio to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     FUTURES CONTRACTS AND OPTIONS. Each Portfolio may purchase put and call options on securities, indices of securities and futures contracts. The Portfolios may also purchase and sell futures contracts. Futures contracts on securities and securities indices will be used primarily to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the investment managers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Portfolio may sell futures and options to 'close out' futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Index Portfolios will not invest in futures or options as part of a defensive strategy to protect against potential stock market declines. The Managed Portfolios may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See 'Futures Contracts and Options on Futures Contracts' in the Statement of Additional Information.

     The Portfolios may (a) purchase exchange traded and over the counter (OTC) put and call options on securities and indexes of securities, (b) purchase and sell futures contracts on securities and indexes of securities and (c) purchase put and call options on futures contracts on securities and indexes of securities. In addition, the Portfolios may sell (write) exchange traded and OTC put and call options on securities and indexes of securities and on futures contracts on securities and indexes of securities. The staff of the SEC has taken the position that OTC options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of the Portfolio's net assets. The Portfolios intend to comply with this limitation.

     The Portfolios may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy in a manner deemed appropriate by the Portfolio's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these techniques by a Portfolio may reduce certain risks associated with owning its portfolio securities, these investments entail certain other risks. If Portfolio investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's return. Certain strategies limit a Portfolio's possibilities to realize gains as well as limit its exposure to losses. A Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate. For more information on these investment techniques, see the Statement of Additional Information.

     Each of the Portfolios may purchase and sell put and call options on securities, indexes of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Portfolio's total net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of a Portfolio's total assets. None of the Portfolios has any current intention of purchasing futures contracts or investing in put and call options on securities, indexes of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. Each Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the '1933 Act'), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price a Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Acquisitions of illiquid investments by the Portfolios are subject to the following non-fundamental policies. Each Portfolio may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each of the Portfolios may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio investment managers and approved by the Trustees. The Trustees of the Portfolio Series will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Portfolio. As a result, a Portfolio holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

     SHORT-TERM INSTRUMENTS. Each Portfolio may invest in short-term income securities in accordance with its investment objective and policies as described above. The Portfolios may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. Although the Index Portfolios normally seek to remain substantially fully invested in securities selected to match their corresponding index consistent with seeking a correlation of 0.95 or better between an Index Portfolio's performance and that of its corresponding index, an Index Portfolio may invest temporarily up to 20% of its assets in certain short-term fixed income securities. The Index Portfolios will not invest in short-term instruments as part of a defensive strategy to protect against potential stock market declines. Each of the Managed Portfolios is permitted to invest in short-term instruments, although each intends to stay invested in the equity and fixed income instruments described above to the extent practical in light of its respective objective and long-term investment perspective. In addition, in adverse market conditions and for temporary defensive purposes only, the Managed Portfolios may temporarily invest their respective assets without limitation in short-term investments. These securities include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; shares of other investment companies that primarily invest in any of the above-referenced securities; and, in the case of the International Equity Portfolio, cash and bank instruments denominated in foreign currencies. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Portfolios may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Portfolios may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     Each Portfolio may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ('Yankee CDs'), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Portfolios will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     The Portfolios will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Portfolio Series to present minimal credit risks and which are of 'high quality' as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality pursuant to procedures established by the Board of Trustees of the Portfolio Series. The Portfolios may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     SECURITIES LENDING. The Portfolios may seek to increase their income by lending securities to banks, brokers or dealers and other recognized institutional investors. Such loans may not exceed 30% of the value of a Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio can increase its income through the investment of such collateral. Such Portfolio continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security, and in addition receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

     SHORT SALES 'AGAINST THE BOX'. In a short sale, a Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale 'against the box'. A Portfolio may make a short sale as a hedge, when it believes that the value of a security owned by the Portfolio (or a security convertible or exchangeable for such security) may decline, or when the Portfolio wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Portfolio's total assets would be involved in short sales 'against the box'.

     CERTAIN  OTHER OBLIGATIONS.   Consistent  with their  respective investment
objectives, policies and restrictions, the Portfolios may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Prospectus, a Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's and its corresponding Fund's investment objective, policies and restrictions.

     PORTFOLIO TURNOVER RATE. Although the Managed Portfolios generally seek to invest for the long term, and the Index Portfolios are managed to reflect the composition of their respective indexes, each Portfolio may sell securities irrespective of how long such securities have been held. Ordinarily, securities will be sold from an Index Portfolio only to reflect certain administrative changes in its corresponding index (including mergers or changes in its composition) or to accommodate cash flows into and out of an Index Portfolio while maintaining the similarity of said Portfolio to its benchmark index. Each Managed Portfolio may sell a portfolio investment immediately after its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the particular Portfolio. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

     The portfolio turnover rates for each Portfolio from commencement of operations through May 31, 1995 were as follows: Equity Portfolio, 34%; Income Portfolio, 34%; Total Return Bond Portfolio, 84%; Equity Market Portfolio, 98%; Bond Market Portfolio, 67%; Small Cap Portfolio, 47%; Balanced Portfolio, 57%; Equity Growth Portfolio, 122%; Value Equity Income Portfolio, 28%; and International Equity Portfolio, 8%. A rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Portfolio and ultimately by the corresponding Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See 'Tax Matters' below.

                                *      *      *

     As diversified investment companies, 75% of the assets of each Portfolio are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Portfolio may not invest 25% or more of its assets in the securities of issuers in any one industry, unless, for each of the Index Portfolios, the securities in a single industry were to comprise 25% or more of its corresponding index, in which case the Index Portfolio will invest 25% or more of its assets in that industry. These are fundamental investment policies of each Portfolio which may not be changed without investor approval.

     The Statement of Additional Information includes further discussion of investment strategies and techniques, and a listing of other fundamental investment restrictions and non-fundamental investment policies which govern the investment policies of each Fund and its corresponding Portfolio. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's shareholders or, in the case of each Portfolio, without the approval of the investors in that Portfolio. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Portfolio or a later change in the rating of a security held by a Portfolio is not considered a violation of the policy.

           SPECIAL INFORMATION CONCERNING HUB AND SPOKE'r' STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Trust seeks to achieve the investment objective of each Fund by investing all of the investable assets of the Fund in its corresponding Portfolio, a separate series of St. James Portfolios (the 'Portfolio Series'), a registered investment company. Each Fund has the same investment objective and policies as its corresponding Portfolio. In addition to selling a beneficial interest to a Fund, each Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in that Portfolio on the same terms and conditions and will pay a proportionate share of that Portfolio's expenses. However, the other investors investing in a Portfolio are not required to issue their shares at the same public offering price as the corresponding Fund due to variations in sales commissions and other operating expenses. Investors in each Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in a Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in each Portfolio is available from SFSI at (617) 423-0800.

     The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. The investment objective of each Portfolio may be changed without the approval of the investors in that Portfolio, but not without written notice thereof to the investors in that Portfolio (and notice by the Trust to shareholders of the corresponding Fund) thirty days prior to implementing the change. There can, of course, be no assurance that the investment objective of either a Fund or its corresponding Portfolio will be achieved. See 'Investment Restrictions' in the Statement of Additional
Information for a description of the fundamental investment policies and restrictions of each Portfolio and Fund that cannot be changed without approval by the holders of a 'majority of the outstanding voting securities' (as defined in the Investment Company Act of 1940, as amended (the '1940 Act')) of that Portfolio or Fund. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

     Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to a Portfolio (other than a vote by a Fund to continue the operation of its corresponding Portfolio upon the withdrawal of another investor in such Portfolio), the Trust will hold a meeting of shareholders of the corresponding Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Fund shareholders who do, in fact, vote. Certain changes in a Portfolio's investment objective, policies or restrictions may require the Trust to withdraw the corresponding Fund's investment in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash.

In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Trust may withdraw the investment of a Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including investing all of the investable assets of such Fund in another pooled investment entity having the same investment objective and policies as the Fund or retaining an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio.

     For descriptions of the investment objectives, policies and restrictions of the Portfolios, see 'Investment Objectives and Policies' herein and in the Statement of Additional Information. For descriptions of the management of the Portfolios, see 'Management of the Trust and Portfolio Series' herein and in the Statement of Additional Information. For descriptions of the expenses of the Portfolios, see 'Management of the Trust and Portfolio Series' and 'Expenses' below.

                               PRICING OF SHARES

     The net asset value of each Fund is determined and the shares of each Fund (the 'Shares') are priced for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the 'NYSE'), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day the NYSE is open for trading ('Business Day'). Currently, the days on which the Funds are closed (other than weekends) are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares.

     Assets in the Portfolios which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Portfolio Series' Board of Trustees. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

     Portfolio  securities  which  are primarily  traded  on  foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Portfolio Series. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the

Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Portfolios may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The servicing agent has undertaken to price the securities held by the Portfolios, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by each Portfolio's investment managers and servicing agent under the general supervision of the Board of Trustees of the Portfolio Series.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

PURCHASE OF SHARES

     Shares of each Fund may be purchased without a sales charge on any Business Day at the net asset value next determined after an order is transmitted to the Trust's transfer agent, Chase Global Funds Services Company ('CGFSC'), and accepted by the distributor, Edgewood Services, Inc. (the 'Distributor'). There is no minimum amount for initial or subsequent investments. Purchase orders for Shares received prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined. The Distributor has established procedures for purchasing Shares in order to accommodate different types of investors (see 'Purchase Procedures' below).

     Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering Shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of Shares.

     Purchase Procedures

     Shares may be purchased directly only by institutional investors ('Institutional Investors'). An Institutional Investor (a 'Shareholder Organization') may elect to hold of record Shares for its customers
('Customers') and to record beneficial ownership of Shares on the account statements provided to its Customers. In that case, it is each Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to CGFSC in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their customers will be sent by CGFSC to the particular Shareholder Organization. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the Customers.

     Certificates will not be issued for Shares.

     Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organization directly for further information.

     Purchases by Wire

     Institutional Investors may purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an investor must telephone CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number (see below). Federal funds and registration instructions should be wired through the Federal Reserve System to:

                       The Chase Manhattan Bank, N.A.
                       ABA #021000021
                       Excelsior Institutional Trust
                       Credit DDA #910-2-733046
                       [Account Registration]
                       [Account Number]
                       [Wire Control Number] *See Above*

     Shares purchased by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order provided that the federal funds wire has been received by the Fund's bank on that Business Day.

     It is intended that each Fund and its corresponding Portfolio will be as fully invested at all times as is reasonably practicable in order to enhance the yield on their respective assets. Accordingly, in order to make investments which will immediately generate income, a Fund must have federal funds available. Purchase orders received and accepted after 4:00 p.m. Eastern time will be effected at the net asset value next determined even if a Fund received federal funds on that day.

     Investors making initial investments by wire must promptly complete the application accompanying this Prospectus and forward it to CGFSC. No account application is required for subsequent purchases. Completed applications should be directed to:

                         Excelsior Institutional Trust
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

     The application may  also be sent  via facsimile. Please  contact CGFSC  at
(800) 909-1989 (from overseas, please call (617) 557-1755) for complete instructions. Redemptions by investors will not be processed until the completed application for purchase of Shares has been received and accepted by CGFSC. Investors making subsequent investments by wire should follow the above instructions.

     Purchases by Telephone

     For Institutional Investors who have previously selected the telephone purchase option, a purchase order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per share next determined after acceptance of the order.

     By establishing the telephone purchase option, the Institutional Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accordingly, Institutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

     This option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their customers fees. Customers should contact their Service Organization directly for further information.

EXCHANGE PRIVILEGE

     Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund described herein at their respective net asset values. An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Fund for shares of another Fund should review the disclosure provided herein relating to the exchanged-for shares carefully prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which Trust shares being acquired may be legally sold.

     The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their customers fees. Customers should contact their Service Organization directly for further information.

     Exchanges by Telephone

     For Institutional Investors who have previously selected the telephone exchange option, an exchange order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The exchange by telephone will be effected at the net asset value per share next determined after acceptance of the order for each Fund.

     By establishing the telephone exchange option, the Institutional Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accordingly, Institutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

REDEMPTION OF SHARES

     Institutional Investors may redeem all or any portion of the Shares in their account at the net asset value next determined after proper receipt in good form and acceptance of an order for redemption. Proceeds from redemption orders received and accepted by 4:00 p.m. Eastern time will normally be sent the next Business Day; proceeds are sent in any event within five Business Days.

     It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered in proper form. In some cases, additional documentation may be requested.

     Investment return and principal value of an investment in each Fund will fluctuate, so that the value of shares redeemed may be more or less than the shareholder's cost. Redemptions of shares are taxable events on which a shareholder may realize a gain or loss.

     Redemption Procedures

     Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organization. It is the responsibility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis.

     Customers redeeming Shares through certain Shareholder Organizations or certified financial planners may incur transaction charges in connection with such redemptions. Such Customers should contact their Shareholder Organization for further information on transaction fees.

     Institutional Investors may redeem all or part of their Shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem Trust shares.

     If any portion of the Shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; such collection process may take up to 15 days. An Institutional Investor who anticipates the need for more immediate access to its investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and Federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Institutional Investor's account.

     Redemption by Wire or Telephone

     Institutional Investors who maintain an account at CGFSC and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC, by wire or telephone, to wire the redemption proceeds directly to the investor's predesignated bank account at any commercial bank in the United States. Institutional Investors may have their Shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). No charge is imposed by the Trust for wiring redemption payments to Institutional Investors although Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

     In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption proceeds, an Institutional Investor must send a written request to the Trust at the address listed below under 'Redemption by Mail'. Such requests must be signed by the investor, with signatures guaranteed (see 'Redemption by Mail' below for details regarding signature guarantees). Further documentation may be requested.

     CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. CGFSC, the Trust and the Distributor will not be liable for any loss, liability, cost or
expense  for  acting  upon  telephone  instructions  believed  to  be   genuine.
Accordingly, shareholders will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

     Redemption by Mail

     Shares may be redeemed by an Institutional Investor by submitting a written request for redemption to:

                         Excelsior Institutional Trust
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

     A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed for each registered owner by its authorized officer exactly as the Shares are registered.

     A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ('Signature Guarantee Guidelines'). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ('STAMP') in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

     Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

     Other Redemption Information

     Except as described in 'Investor Programs' below, Institutional Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance with respect to Shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of its Shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

RETIREMENT PLANS

     Shares are available for purchase by Institutional Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

          IRAs (including 'rollovers' from existing retirement plans) for individuals and their eligible non-working spouses;

          Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          Keogh Plans for self-employed individuals.

     Institutional Investors or Customers of Shareholder Organizations investing in Shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Customers of Shareholder Organizations may purchase Shares pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

                                  TAX MATTERS

     Each year the Trust intends to qualify each Fund and elect that each Fund be treated as a separate 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Provided a Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be required to be paid from that Fund, although foreign-source income of a Fund may be subject to foreign withholding taxes. The Portfolios are also not expected to be required to pay any federal income or excise taxes. If a Fund fails to qualify as a 'regulated investment company' in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to shareholders.

     Shareholders of a Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

     A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

     At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that calendar year, including the portion thereof taxable as ordinary income, the portion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax but results in a basis reduction), and the amount of dividends (if any) which may qualify for the dividends-received deduction for corporations.

     In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

     If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the International Equity Fund may elect to 'pass through' to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includable in their gross income for federal income tax purposes.

     The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     Under current law, neither the Trust, as a Delaware business trust, nor any of the Funds are liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as 'regulated investment companies' under the Code.

     The foregoing discussion is intended for general information only. An investor should consult with its own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local laws.

                  MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES

     The Boards of Trustees of Excelsior Institutional Trust (the 'Trust') and St. James Portfolios (the 'Portfolio Series') provide general supervision over the affairs of the Trust and the Portfolio Series, respectively. The Trustees decide upon matters of general policy and review the actions of service providers such as the investment managers, service agent, distributor, and others. None of the Trustees common to both the Trust and the Portfolio Series are 'interested persons' (as defined in the 1940 Act) (the 'Independent Trustees') of the Trust or the Portfolio Series.

                              INVESTMENT MANAGERS

     United States Trust Company of The Pacific Northwest ('U.S. Trust Pacific') is responsible for the management of the assets of the Portfolios corresponding to the Funds listed below, pursuant to an Investment Advisory Agreement (the 'Advisory Agreement') with St. James Portfolios on behalf of such Portfolios. U.S. Trust Pacific has delegated the daily management of the security holdings of these Portfolios to the investment managers named below, acting as subadvisers (the 'Subadvisers'):

Equity Index Fund, Bond Index Fund and
  Small Cap Fund..........................  United States Trust Company of New York
Balanced Fund.............................  Becker Capital Management, Inc.
Equity Growth Fund........................  Luther King Capital Management
Value Equity Income Fund..................  Spare, Kaplan, Bischel & Associates
International Equity Fund.................  Harding, Loevner Management, L.P.

     Subject to the general guidance and policies set by the Trustees of the Portfolio Series, U.S. Trust Pacific provides general supervision over the investment management functions performed by each of the Subadvisers. U.S. Trust Pacific closely monitors the Subadvisers' application of these Portfolios' investment policies and strategies, and regularly evaluates the Subadvisers' investment results and trading practices.

     For its services under the Advisory Agreement, U.S. Trust Pacific is entitled to receive from the Portfolios, for the respective Portfolio's current fiscal year, fees accrued daily and paid monthly at an annual rate equal to the percentages specified below of the corresponding Portfolio's average daily net assets: (a) 0.25% for the Equity Index Fund and Bond Index Fund; (b) 0.65% for the Small Cap Fund, Balanced Fund, Equity Growth Fund and Value Equity Income Fund; and (c) 1.00% for the International Equity Fund. U.S. Trust Pacific, which has its principal offices at 4380 Southwest Macadam Avenue, Suite 450, Portland, OR 97201, is a subsidiary of United States Trust Company of New York. Although the advisory fee paid by the International Equity Portfolio is higher than advisory fees currently being paid by most investment companies in general, the advisory fee paid by the International Equity Portfolio is similar to fees currently being paid by other investment companies which also invest primarily in foreign issuers. U.S. Trust Pacific has agreed to waive all investment advisory fees with respect to each Portfolio listed above. While no such
Portfolio pays investment advisory fees to U.S. Trust Pacific, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets.

     Pursuant to separate subadvisory agreements, the Subadvisers make the day-to-day investment decisions and portfolio selections for the Portfolios corresponding to the Equity Index, Bond Index, Small Cap, Balanced, Equity Growth, Value Equity Income and International Equity Funds, consistent with the general guidelines and policies established by U.S. Trust Pacific and the Board of Trustees of the Portfolio Series. For the investment management services they provide to the corresponding Portfolios, the Subadvisers are compensated only by U.S. Trust Pacific, and receive no fees directly from the Portfolio Series. For their services under the subadvisory agreements, the Subadvisers receive from U.S. Trust Pacific, fees at a maximum annual rate equal to the percentages specified below of the corresponding Portfolio's average daily net assets: (a) 0.25% for the Equity Index Fund and Bond Index Fund, (b) 0.65% for the Small Cap Fund, (c) 0.40% for the Value Equity Income Fund and Equity

Growth  Fund,  (d)  0.425%  for  the  Balanced  Fund,  and  (e)  0.50%  for  the
International Equity Fund. The Subadvisers furnish at their own expense all services, facilities and personnel necessary in connection with managing the corresponding Portfolios' investments and effecting securities transactions for the Portfolios.

     BALANCED   FUND,  EQUITY  GROWTH   FUND,  VALUE  EQUITY   INCOME  FUND  AND
INTERNATIONAL EQUITY FUND

     U.S. Trust Pacific has entered into separate Investment Subadvisory Agreements with Becker Capital Management, Inc. ('Becker') with respect to the Portfolio for the Balanced Fund; Luther King Capital Management ('Luther King') with respect to the Portfolio for the Equity Growth Fund; Spare, Kaplan, Bischel & Associates ('Spare Kaplan') with respect to the Portfolio for the Value Equity Income Fund; and Harding, Loevner Management, L.P. ('Harding Loevner') with respect to the Portfolio for the International Equity Fund.

     Becker maintains its principal offices at 2185 Pacwest Center, Portland, OR 97204. As of June 30, 1995, Becker had $1.1 billion in assets under management. The person primarily responsible for the day-to-day management of the Balanced Portfolio is Donald L. Wolcott, C.F.A., Vice President and Portfolio Manager of Becker. Mr. Wolcott joined Becker in 1987 and brings 19 years of experience in investment management to his position.

     Luther King maintains its principal offices at 301 Commerce Street, Suite 1600, Forth Worth, TX 76102. As of June 30, 1995, Luther King had $4.8 billion in assets under management. Emmett M. Murphy is primarily responsible for the day-to-day management of Equity Growth Portfolio. Mr. Murphy has been an investment manager with Luther King since 1981. He is also a Chartered Financial Analyst.

     Spare Kaplan maintains its principal offices at 44 Montgomery Street, San Francisco, CA 94104. As of June 30, 1995, Spare Kaplan had $2.3 billion in assets under management. The day-to-day management of Value Equity Income Portfolio is performed by the Value Equity Income Strategy Team, which includes Anthony E. Spare, Chief Executive Officer and Chief Investment Officer of Spare Kaplan, and James G. McCluskey, Senior Portfolio Manager at Spare Kaplan. Mr. Spare co-founded the Value Equity Income Strategy Team in 1975 and has served as senior strategy team member since 1975; Mr. McCluskey has been with Spare Kaplan since 1989.

     Harding Loevner maintains its principal offices at 50 Division Street, Suite 401, Somerville, NJ 08876. As of June 30, 1995, Harding Loevner had $512 million in assets under management. All investment management decisions of Harding Loevner are made by an investment group and not by portfolio managers individually.

     EQUITY INDEX FUND, BOND INDEX FUND AND SMALL CAP FUND

     U.S. Trust Pacific has entered into an Investment Subadvisory Agreement with United States Trust Company of New York ('U.S. Trust') with respect to the Portfolios corresponding to the Equity Index Fund, Bond Index Fund and Small Cap Fund. U.S. Trust is a state-chartered bank and trust company created by Special Act of the New York Legislature in 1853. U.S. Trust provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On June 30, 1995, U.S. Trust's Asset Management Group had approximately $41.2 billion in assets under management. U.S. Trust, which has its principal offices at

114 West 47th Street, New York, NY 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company.

     Bruce Tavel, Senior Vice President, and Cyril M. Theccanat, Vice President of U.S. Trust, Structured Investment Management Department, are primarily responsible for the day-to-day management of the Portfolio corresponding to the Bond Index Fund. Mr. Theccanat has been managing structured investment portfolios at U.S. Trust since January, 1990. Prior to this, Mr. Theccanat was a Vice President of Drexel Burnham Lambert, responsible for interest rate and foreign exchange risk management. Mr. Tavel designs, develops and implements analytic products and services utilizing quantitative and financial information. He has over 17 years of experience in the execution of decision support systems at U.S. Trust and previously at Lehman Asset Management, where he was Director of Institutional Computer Services.

     Peter Albanese, Financial Officer in the Structured Investments area of the Institutional Investment Management Division, U.S. Trust, is primarily responsible for the day-to-day management of the Portfolios corresponding to the Equity Index Fund and Small Cap Fund. Mr. Albanese has been with U.S. Trust since December 1994. Prior to joining U.S. Trust he worked for Kidder, Peabody & Co., Inc. from March 1991 to December 1994, as a Quantitative Analyst in Equity Research.

     EQUITY FUND, INCOME FUND AND TOTAL RETURN BOND FUND

     U.S. Trust is responsible for the management of the assets of the Portfolios corresponding to the Equity Fund, Income Fund, and Total Return Bond Fund, pursuant to an Investment Advisory Agreement (the 'Advisory Agreement') with St. James Portfolios on behalf of such Portfolios. With respect to these Portfolios, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales.

     The  following  persons  are  primarily  responsible  for  the   day-to-day
management of the Portfolios corresponding to the following Funds:

Equity Fund...................  P.  Ross Taylor  III, Director of  Institutional Investments  (Equity) and Senior
                                Portfolio Manager, U.S. Trust (since 1987).
Income Fund...................  Charles E. Rabus, Vice President and Senior Portfolio Manager, U.S. Trust  (since
                                1987).
Total Return Bond Fund........  Henry  M. Milkowicz,  Senior Vice  President and  Senior Portfolio  Manager, U.S.
                                Trust (since 1986).

     For its services under the Advisory Agreement, U.S. Trust receives from the Portfolios corresponding to the Equity Fund, Income Fund and Total Return Bond Fund, a fee accrued daily and paid monthly at an annual rate equal to 0.65% of each Portfolio's average daily net assets. U.S. Trust has agreed to waive all investment advisory fees under the Advisory Agreement. While no such Portfolio pays investment advisory fees to U.S. Trust, each institutional investor enters into an asset management services agreement with U.S. Trust Pacific and agrees to pay annual fees calculated as a specified percentage of average net assets.

     U.S. Trust also serves as investment adviser to UST Master Funds, Inc. and UST Master Tax-Exempt Funds, Inc., registered investment companies consisting of the following funds: Equity Fund; Income and Growth Fund; Long-Term Supply of Energy Fund; Productivity Enhancers Fund; Environmentally-Related Products and Services Fund; Aging of America Fund; Communication and Entertainment Fund; Business and Industrial Restructuring Fund; Global Competitors Fund; Early Life Cycle Fund;

Money Fund; Government Money Fund; Treasury Money Fund; Short-Term Tax-Exempt Fund; New York Intermediate-Term Tax-Exempt Fund; International Fund; Emerging Americas Fund; Pacific/Asia Fund; Pan European Fund; Short-Term Tax-Exempt Securities Fund; Intermediate-Term Tax-Exempt Fund; Long-Term Tax-Exempt Fund; Short-Term Government Securities Fund; Intermediate-Term Managed Income Fund; and Managed Income Fund.

     INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

                             PROPOSED RESTRUCTURING

     At  meetings of  the Trust's  Board of  Trustees held  on August  29, 1995,
September 15, 1995, and October 6, 1995, the Trustees voted to approve a restructuring (the 'Restructuring'), subject to shareholder approval, with respect to the Equity Fund, Income Fund, Total Return Bond Fund, Bond Index Fund, Balanced Fund, Equity Growth Fund and International Equity Fund (the 'Restructuring Funds'). Under the Restructuring, the Trust will withdraw the investment of each Restructuring Fund from its corresponding Portfolio and thereafter operate each such Fund in a traditional, single-tier mutual fund structure. Thereafter, the Trust will engage an investment adviser and, if applicable, an investment subadviser to manage each Restructuring Fund's portfolio of investments. Subject to shareholder approval, the Trustees have approved investment advisory agreements (each a 'New Advisory Agreement') between the Trust on behalf of each Restructuring Fund and the investment adviser currently providing investment advisory services to the Portfolio corresponding to such Fund. Subject to shareholder approval, the Trustees have also approved investment subadvisory agreements (each a 'New Subadvisory Agreement') between the investment adviser for the Bond Index Fund, Balanced Fund, Equity Growth Fund and International Equity Fund and the investment subadviser currently providing investment subadvisory services to the Portfolios corresponding to such Funds.

     The rates of the advisory or subadvisory fees in the New Advisory Agreements and the New Subadvisory Agreements are identical to the rates of the advisory or subadvisory fees in the corresponding current advisory agreements or current subadvisory agreements, as applicable. The terms and conditions of the New Advisory Agreements and the New Subadvisory Agreements are identical in all material respects to those of the corresponding current advisory or subadvisory agreements, except that the new agreements will be dated as of the effective date of the Restructuring, and except that the Trust will be a party to the New Advisory Agreements.

     As part of the Restructuring, and subject to shareholder approval, the Trustees of the Trust have recommended that the Bond Index Fund withdraw its investment in the Bond Market Portfolio. Unlike the other Funds that would also be withdrawn from their corresponding Portfolio, the Trustees have determined that in the case of the Bond Index Fund, the benefits of a two-tier structure could potentially be realized by reinvesting the assets of the Fund in a series (the 'Federated Bond Index Portfolio') of Federated Investment Portfolios and operating in a Hub and Spoke'r' investment fund structure. Since it is expected that there will be one or more additional Spokesm funds investing in the Federated Bond Index Portfolio, it is anticipated that many of the expected benefits of the two-tier structure will be realized. Therefore, the Trustees have determined that it would be in the best interests of the shareholders of the Bond Index Fund to replace the one-tier operating structure as soon as practicable following the withdrawal from the Bond Market Portfolio with a Hub and Spoke'r' investment fund structure, by investing all of the investable assets of the Fund in the Federated Bond Index Portfolio, which has adopted the same investment objective, restrictions and policies as the Fund, and terminating the New Advisory Agreement and New Subadvisory Agreement with respect to the Fund.

     Shareholders of the Trust will be asked to approve the Restructuring at a special meeting of shareholders scheduled to be held on November 15, 1995. The Restructuring is expected to take place as soon as practicable after shareholder approval is obtained, but in any event after December 1, 1995.

     At a meeting of the Board of Trustees held on October 6, 1995, the Trustees voted to terminate the Equity Index, Small Capitalization and Value Equity Income Funds, after having determined that the continuation of these Funds is not in the best interests of the Funds or their respective shareholders. The termination of the Equity Index, Small Capitalization and Value Equity Income Funds is expected to occur on or after December 1, 1995.

                                 SERVICING PLAN

     The Trust has adopted a Servicing Plan which provides that the Trust may obtain the services of a servicing and fund accounting agent, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Servicing Plan, the aggregate of the fees paid to the servicing and fund accounting agent from a Fund and fees paid to Shareholder Servicing Agents from a Fund may not exceed 0.40% of that Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

                                SERVICING AGENT

     Signature Financial Services, Inc. ('SFSI'), located at 89 South Street, Boston, MA 02111, serves as servicing and fund accounting agent to the Trust and the Portfolio Series pursuant to agreements between SFSI and each of the Trust and the Portfolio Series (the 'Servicing Agent Agreements'). Pursuant to the Servicing Agent Agreements, SFSI supervises the affairs of the Trust and the Portfolio Series, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the various service providers of the Trust or the Portfolio Series; provides equipment and clerical personnel necessary for maintaining the organization of the Trust and the Portfolio Series; prepares and distributes all materials in connection with meetings of Trustees and investors; prepares and files all documents required for compliance by the Trust or the Portfolio Series with applicable laws and regulations; and arranges for the maintenance of fund accounting and record-keeping of the Trust and the Portfolio Series.

     SFSI provides persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust or the Portfolio Series. Such officers, as well as certain other employees and Trustees of the Trust or the Portfolio Series, may be directors, officers or employees of SFSI or its affiliates. SFSI provides similar services to other mutual funds unrelated to the Trust and the Portfolio Series.

     As compensation for providing these services (other than fund accounting services) and facilities to the Trust and the Portfolio Series, SFSI receives a fee from the Portfolio Series accrued daily and paid monthly at an annual rate of up to 0.07% of the average daily net assets of the Portfolios. This fee is reported in the Expense Table at pages 1-2 as the Administrative Fees. For its fund accounting services, SFSI receives a per annum fee from each Fund and each Portfolio equal to $12,000 and $50,000, respectively. SFSI is a subsidiary of Signature Financial Group, Inc.

                                  DISTRIBUTOR

     Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the 'Distributor'), Federated Investors Tower, Pittsburgh, Pennsylvania 15222, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its affiliates acts as distributor and serves as administrator to twenty-four bank related mutual fund complexes.

                          SHAREHOLDER SERVICING AGENTS

     The Trust has entered into shareholder servicing agreements with one or more shareholder servicing agents, including U.S. Trust. Pursuant to these agreements, a shareholder servicing agent, as agent for its customers who are purchasing Shares, will perform the following services for these investors, among other things: answer customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of Shares of each Fund may be effected and certain other matters pertaining to a Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase, exchange and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase, exchange or redeem Shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; provide periodic statements showing a customer's account balances and, to the extent practicable, integrate such information with other client transactions otherwise effected with or through the shareholder servicing agent; furnish (either separately or on an integrated basis with other reports sent to the customer by its shareholder servicing agent) monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Trust, prospectuses, proxy statements, annual reports, updating prospectuses, if any, and other communications from the Trust to shareholders of each Fund; receive, tabulate and transmit to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds; and provide such other related services as the Trust or a shareholder may request. For these services, the shareholder servicing agents will receive a fee accrued daily and paid monthly for the respective Fund's current fiscal year at an annual rate of up to 0.25% of the average daily net assets represented by shares owned during the period for which payment is being made by customers of the shareholder servicing agent. In addition, certain shareholder servicing agents will perform record keeping and administrative functions for which they will receive a fee at an annual rate of up to 0.15% of each Fund's average daily net assets. Shareholder servicing agents are expected to waive a portion of their fees.

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank, N.A. ('Chase') serves as custodian of the Funds' and the Portfolios' assets. Communications to the custodian should be directed to The Chase Manhattan Bank, N.A., Mutual Funds Service Division, 770 Broadway, New York, NY 10003. Investors Bank & Trust Company, 79 Milk Street, Boston, MA 02205, has been retained to serve as domestic and foreign subcustodian of the Funds' and the Portfolios' assets. Chase Global Funds Services Company ('CGFSC'), 73 Tremont Street, Boston, MA 02108, serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and registrar services. CGFSC is a subsidiary of Chase.

                                    EXPENSES

     The respective expenses of the Trust and the Portfolio Series include the compensation of their respective Trustees who are not affiliated with the investment managers or SFSI; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust or the Portfolio Series; insurance premiums; and expenses of calculating the net asset value of, and the net income on, interests in the Portfolios and shares of the Funds.

     Expenses of the Trust also include all fees under its Servicing Agent Agreement; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental officers and commissions; expenses of shareholder and Trustee meetings; expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

     Expenses of the Portfolio Series also include all fees under the Portfolio Series' Servicing Agent Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio Series' custodian for all services to the Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees; and the advisory fees, if any, payable to U.S. Trust Pacific under the Advisory Agreement.

     Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end investment companies such as the Trust or the Portfolio Series. Based on advice of its counsel, it is the position of U.S. Trust and U.S. Trust Pacific that the investment advisory services performed by U.S. Trust Pacific or U.S. Trust under the Advisory Agreements with St. James Portfolios, the activities performed by U.S. Trust as shareholder servicing agent for the Funds and subadviser and custodian for the Portfolios, and the transfer agency and dividend disbursement activities performed by CGFSC for the Funds, do not constitute underwriting activities and are consistent with the requirements of the Glass- Steagall Act. In addition, counsel has advised that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, shareholder servicing, custodian and transfer agency activities by banks. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

     Certain Relationships and Activities. U.S. Trust, U.S. Trust Pacific and their affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Portfolios, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust and U.S. Trust Pacific have informed the Portfolios that, in making investment decisions, they do not obtain or use material inside information in their possession or in the possession of any of their affiliates. In making investment recommendations for the Portfolios, U.S. Trust and U.S. Trust Pacific will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Portfolio is a customer of U.S. Trust or U.S. Trust Pacific, their parents or their subsidiaries or affiliates. When dealing with its customers, U.S. Trust, U.S. Trust Pacific, their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by U.S. Trust, U.S. Trust Pacific or any such affiliate.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Small Cap Fund, Equity Index Fund and International Equity Fund, dividends will be declared and paid at least once a year; for the Bond Index Fund, dividends will be declared daily and paid at least each month; and for the Equity Fund, Income Fund, Total Return Bond Fund, Balanced Fund, Equity Growth Fund and Value Equity Income Fund, dividends will be declared and paid at least quarterly (four times a year).

     Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each Fund on the basis of its relative net assets. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution.

     Additional distributions will also be made to shareholders to the extent necessary to avoid the application of a 4% non-deductible federal excise tax on certain undistributed income and net capital gains of mutual funds.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Trust's Trust Instrument permits the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has ten active and two inactive series. The active series include: Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Equity Index Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Small Capitalization Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional Value Equity Income Fund and Excelsior Institutional International Equity Fund. The ten active series are offered through this Prospectus.

     Each Share of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other Share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding Shares of the Trust. Shareholders also have the right to remove one or more Trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

     The Trust is a business trust organized under the laws of the State of Delaware. Under Delaware law, shareholders of Delaware business trusts are entitled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

     Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

     Each Portfolio is a series of St. James Portfolios, which is organized as a trust under the laws of the State of New York. The Portfolio Series' Declaration of Trust provides that the Funds and other entities investing in the Portfolios (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of their corresponding Portfolios. However, the Trustees of the Trust believe that the risk of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations, and that neither the Funds nor their shareholders will be exposed to a material risk of liability by reason of a Fund's investment in its corresponding Portfolio. For more information regarding the Trustees of the Trust and the Portfolio Series, see 'Management of the Trust and Portfolio Series' in the Statement of Additional Information. The interests in the Portfolio Series are divided into separate series. Investors in each series of the Portfolio Series will vote separately or together in the same manner as shareholders of the Trust's series.

                            PERFORMANCE INFORMATION

     From time to time, in advertisements, reports to shareholders, or other communications to shareholders or prospective investors, the performance of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a 'yield' or 'total rate of return' basis in the manner set forth below.

     The Trust provides period and annualized 'total rates of return' and non-standardized total return data for each Fund. The 'total rate of return' refers to the change in the value of an investment in a Fund over a stated period which reflects any change in net asset value per share and includes the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested.

     The Trust provides annualized 'yield' quotations for each Fund. The 'yield' of a Fund refers to the income generated by an investment in such Fund over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in a Fund over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the 'effective yields', which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See 'Performance Information' in the Statement of Additional Information. These methods of calculating 'yield' and 'total rate of return' are determined by regulations of the Securities and Exchange Commission.

     Since a Fund's yield and total rate of return quotations are based on historical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of any Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in Shares and any charges to institutional investors for asset management and related services will not be included in calculations of performance. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

     Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

     The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds and the Portfolios, including information related to (i) investment policies and restrictions of the Funds and the Portfolios, (ii) Trustees and officers of the Trust and Portfolio Series, (iii) portfolio transactions and brokerage commissions, (iv) rights and liabilities of shareholders of the Trust and Portfolio Series, (v) additional performance information, including methods used to calculate yield and total return, (vi) determination of the net asset value of Shares of the Funds and (vii) the audited financial statements of the Funds and the Portfolios at May 31, 1995.

                    INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

     Complete the Application(s) and mail (regular or overnight) to:

                         Excelsior Institutional Trust
 c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798

     Please enclose with the Application(s) your check made payable to the 'Excelsior Institutional Trust' in the amount of your investment.

     For direct wire purchases please refer to the section of the Prospectus entitled 'How to Purchase and Redeem Shares -- Purchase Procedures'.

     Minimum Investments:

     Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

     Redemptions:

     Shares can be redeemed in any amount and at any time in accordance with procedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

     Certain legal documents will be required from corporations or other organizations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

     Signatures:

     Please be sure to sign the Application(s).

     If the shares are registered in the name of:

      -- a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*

      -- a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

     -----------------

     *A corporate resolution or appropriate certificate may be required.

     Taxpayer Identification Number:

     Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue
Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

     Questions:

     If   you  have  any  questions  regarding  the  Application  or  redemption requirements, please contact your shareholder servicing agent.

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----
SUMMARY OF EXPENSES..................................      1
INVESTMENT OBJECTIVES AND
  POLICIES...........................................      6
  EQUITY PORTFOLIO...................................     10
  INCOME PORTFOLIO...................................     11
  TOTAL RETURN BOND PORTFOLIO........................     11
  EQUITY MARKET PORTFOLIO............................     13
  BOND MARKET PORTFOLIO..............................     14
  SMALL CAP PORTFOLIO................................     16
  BALANCED PORTFOLIO.................................     17
  EQUITY GROWTH PORTFOLIO............................     19
  VALUE EQUITY INCOME PORTFOLIO......................     20
  INTERNATIONAL EQUITY PORTFOLIO.....................     21
SPECIAL INFORMATION CONCERNING HUB AND SPOKE'r'
  STRUCTURE..........................................     33
PRICING OF SHARES....................................     34
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES..........     35
INVESTOR PROGRAMS....................................     40
TAX MATTERS..........................................     40
MANAGEMENT OF THE TRUST AND PORTFOLIO SERIES.........     41
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............     49
DESCRIPTION OF SHARES, VOTING RIGHTS AND
  LIABILITIES........................................     49
PERFORMANCE INFORMATION..............................     51
MISCELLANEOUS........................................     52
INSTRUCTIONS FOR NEW ACCOUNT APPLICATION.............     53

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

UST206C



                        EXCELSIOR
                      INSTITUTIONAL
                          TRUST

                       EQUITY FUND
                       INCOME FUND
                  TOTAL RETURN BOND FUND
                    EQUITY INDEX FUND
                     BOND INDEX FUND
                SMALL CAPITALIZATION FUND
                      BALANCED FUND
                    EQUITY GROWTH FUND
                 VALUE EQUITY INCOME FUND
                INTERNATIONAL EQUITY FUND

                        PROSPECTUS
                     OCTOBER 1, 1995,
                AS AMENDED OCTOBER 6, 1995




                           STATEMENT OF DIFFERENCES

          The registration symbol shall be expressed as .........  'r'